UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2006

Thanksgiving Coffee Company, Inc.

(Exact name of registrant as specified in charter)

California	33-960-70-LA	94-2823626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 S. Harbor Dr., Fort Bragg, CA	95437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (707) 964-0118

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) On November 28, 2006, Thanksgiving Coffee Company, Inc. (the “Company”) received the resignation of Sallmann, Yang & Alameda as its independent auditor. Thanksgiving Coffee’s decision to change accounting firms was approved by its Board of Directors. Sallmann, Yang & Alameda stated that the reason for their resignation is that they were discontinuing their audits of publicly-held companies.

Sallmann, Yang & Alameda reports on the Company’s financial statements for the fiscal years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through November 28, 2006: (i) there were no disagreements between the Company and Sallmann, Yang & Alameda on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sallmann, Yang & Alameda, would have caused Sallmann, Yang & Alameda to make reference to the subject matter of the disagreements in connection with its reports; and (ii) there were no events of the type described in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company has provided Sallmann, Yang & Alameda with a copy of this Current Report on Form 8-K, and has requested that Sallmann, Yang & Alameda furnish it with a letter addressed to the Securities and Exchange Commission stating whether Sallmann, Yang & Alameda agrees with the above statements. A copy of this letter, dated November 30, 2006, is filed as Exhibit 16 hereto.

(b) On November 28, 2006, the Company engaged the registered public accounting firm of Schumacher & Associates, Inc. of Denver, CO as its new independent auditor. The Company has not consulted with Schumacher & Associates, Inc. during the Company’s two most recent fiscal years or the subsequent interim reporting period prior to November 29, 2006, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that Schumacher & Associates, Inc. might render on the Company’s financial statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Description of Exhibits.
16.1	Letter Regarding Change in Accountants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Thanksgiving Coffee Company Inc.

Date: December 1, 2006	By:	/s/ Paul Katzeff
Paul Katzeff
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits.
16.1	Letter Regarding Change in Accountants.

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